UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 31, 2011 (June 17, 2011)

Endo Pharmaceuticals Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15989	13-4022871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Endo Boulevard, Chadds Ford, PA		19317
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 558-9800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 20, 2011, Endo Pharmaceuticals Holdings Inc. (“Endo” or “the Company”) filed a Current Report on Form 8-K to report that the Company completed the merger of NIKA Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company (“Merger Sub”) with and into American Medical Systems Holdings, Inc. (“AMS”), with AMS surviving the Merger as an indirect wholly owned subsidiary of the Company pursuant to the terms of an Agreement and Plan of Merger, dated as of April 10, 2011, by and among the Company, Merger Sub and AMS. AMS’s consolidated financial statements are presented in the attached exhibits.

Endo is filing this amendment to the June 20, 2011 Current Report to include the financial information required by Item 9.01.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited Consolidated Financial Statements of American Medical Systems Holdings, Inc., including the Consolidated Balance Sheets as of January 1, 2011 and January 2, 2010 and the related Consolidated Statements of Operations, Stockholder’s Equity and Cash Flows for the fiscal years ended January 1, 2011, January 2, 2010 and January 3, 2009 and notes thereto, are attached as exhibit 99.1 and incorporated herein by reference.

The unaudited Condensed Consolidated Financial Statements of American Medical Systems Holdings, Inc., including the Condensed Consolidated Balance Sheet as of April 2, 2011, and the related Condensed Consolidated Statements of Operations, Stockholder’s Equity and Cash Flows for the fiscal quarters ended April 2, 2011 and April 3, 2010 and the notes thereto, are incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information for the year ended December 31, 2010 and the three months ended March 31, 2011 is attached as Exhibit 99.3 and is incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited Consolidated Financial Statements of American Medical Systems Holdings, Inc. (incorporated herein by reference to Exhibit 99.1 of the Current Report on Form 8-K filed with the Commission on May 31, 2011)

99.2	Unaudited Consolidated Financial Statements of American Medical Systems Holdings, Inc. (incorporated herein by reference to Exhibit 99.2 of the Current Report on Form 8-K filed with the Commission on May 31, 2011)

99.3	Unaudited pro forma condensed combined financial information for the three months ended March 31, 2011 and for the year ended December 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

By:	/S/ CAROLINE B. MANOGUE
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer & Secretary

Dated: August 31, 2011

INDEX TO EXHIBITS

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited Consolidated Financial Statements of American Medical Systems Holdings, Inc. (incorporated herein by reference to Exhibit 99.1 of the Current Report on Form 8-K filed with the Commission on May 31, 2011)

99.2	Unaudited Consolidated Financial Statements of American Medical Systems Holdings, Inc. (incorporated herein by reference to Exhibit 99.2 of the Current Report on Form 8-K filed with the Commission on May 31, 2011)

99.3	Unaudited pro forma condensed combined financial information for the three months ended March 31, 2011 and for the year ended December 31, 2010

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